UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

COMMUNITY HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2017, CHS/Community Health Systems, Inc. (the “Issuer”), a direct, wholly owned subsidiary of Community Health Systems, Inc. (the “Company”), completed its previously announced tack-on public offering of $900,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2023 at an issue price of 101.75% of their aggregate principal amount, plus accrued interest from March 16, 2017 (the “Additional Notes”). The terms of the Additional Notes are governed by a base indenture, dated March 16, 2017, by and between the Issuer and Regions Bank, as trustee (the “Trustee”) (the “2023 Base Indenture”), as amended and supplemented by a first supplemental indenture, dated March 16, 2017, by and among the Issuer, the Company, the other guarantors party thereto, the Trustee and Credit Suisse AG, as collateral agent (the “First Supplemental Indenture”) and a second supplemental indenture dated as of May 12, 2017, by and among the Issuer, the Company, the other guarantors party thereto, the Trustee and Credit Suisse AG, as collateral agent (the “Second Supplemental Indenture and, together with the 2023 Base Indenture and the First Supplemental Indenture, the “Indenture”).

The Additional Notes bear interest at a rate of 6.250% per year payable semi-annually in arrears on March 31 and September 30 of each year, commencing on September 30, 2017.

The Issuer may redeem some or all of the Additional Notes at any time prior to March 31, 2020 at a price equal to 100% of the principal amount of the Additional Notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” premium, as described in the Indenture. The Issuer may redeem some or all of the Additional Notes at any time on or after March 31, 2020 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any. In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Additional Notes at any time prior to March 31, 2020 using the net proceeds from certain equity offerings at the redemption price set forth in the Indenture, plus accrued and unpaid interest, if any.

If the Company or the Issuer experience a Change of Control (as defined in the Indenture), the Issuer is required to offer to repurchase the Additional Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in the Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency. The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, create or incur certain liens, sell assets and subsidiary stock, impair a security interest, transfer all or substantially all of the Company’s assets or enter into merger or consolidation transactions and enter into transactions with affiliates.

The Additional Notes are secured by a first-priority lien (subject to a shared lien of equal priority with certain other obligations, including obligations under our existing senior secured credit facilities (our “Credit Facility”), our 5.125% Senior Secured Notes due 2021 (the “2021 Secured Notes”) and, for so long as they remain outstanding, our 5.125% Senior Secured Notes due 2018 (the “2018 Secured Notes”), and subject to other prior ranking liens permitted by the Indenture) on substantially the same assets that secure the obligations under our Credit Facility, our 2021 Secured Notes and, for so long as they remain outstanding, the 2018 Secured Notes, subject to certain exceptions.

The foregoing summary and description of the Indenture and the Additional Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2023 Base Indenture and the

First Supplemental Indenture, which were filed as Exhibits 4.1 and 4.2, respectively, to Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2017 and incorporated by reference herein, as well as the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated by reference herein.

A copy of the press release announcing the completion of the Additional Notes offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to the Issuer’s issuance and sale of the Additional Notes is incorporated by reference herein.

Item 8.01. Other Events.

A copy of the press release issued by the Company announcing the completion of the Additional Notes offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated as of March 16, 2017, by and between CHS/Community Health Systems, Inc. and Regions Bank, as Trustee. *

4.2	First Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated March 16, 2017, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Guarantors party thereto, Regions Bank, as Trustee and Credit Suisse AG, as collateral agent. *

4.3	Second Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated May 12, 2017, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Guarantors party thereto, Regions Bank, as Trustee and Credit Suisse AG, as collateral agent.

5.1	Opinion of Hodgson Russ LLP

5.2	Opinion of Bradley Arant Boult Cummings LLP

5.3	Opinion of Kutak Rock LLP

5.4	Opinion of Snell & Wilmer L.L.P.

5.5	Opinion of Bass, Berry & Sims PLC

5.6	Opinion of Buchanan Ingersoll & Rooney PC

5.7	Opinion of King & Spalding LLP

5.8	Opinion of Bingham Greenebaum Doll LLP

5.9	Opinion of Husch Blackwell LLP

5.10	Opinion of Ballard Spahr LLP

5.11	Opinion of Montgomery & Andrews, P.A.

5.12	Opinion of Bailey Kennedy, LLP

5.13	Opinion of McAfee & Taft A Professional Corporation

5.14	Opinion of Parker Poe Adams & Bernstein LLP

5.15	Opinion of Liechty, McGinnis, Berryman & Bowen, LLP

5.16	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.

5.17	Opinion of Witherspoon Kelley, P.S.

5.18	Opinion of Steptoe & Johnson PLLC

23.1	Consent of Hodgson Russ LLP (included as part of its opinion filed as Exhibit 5.1)

23.2	Consent of Bradley Arant Boult Cummings LLP (included as part of its opinion filed as Exhibit 5.2)

23.3	Consent of Kutak Rock LLP (included as part of its opinion filed as Exhibit 5.3)

23.4	Consent of Snell & Wilmer L.L.P. (included as part of its opinion filed as Exhibit 5.4)

23.5	Consent of Bass, Berry & Sims PLC (included as part of its opinion filed as Exhibit 5.5)

23.6	Consent of Buchanan Ingersoll & Rooney PC (included as part of its opinion filed as Exhibit 5.6)

23.7	Consent of King & Spalding LLP (included as part of its opinion filed as Exhibit 5.7)

23.8	Consent of Bingham Greenebaum Doll LLP (included as part of its opinion filed as Exhibit 5.8)

23.9	Consent of Husch Blackwell LLP (included as part of its opinion filed as Exhibit 5.9)

23.10	Consent of Ballard Spahr LLP (included as part of its opinion filed as Exhibit 5.10)

23.11	Consent of Montgomery & Andrews, P.A. (included as part of its opinion filed as Exhibit 5.11)

23.12	Consent of Bailey Kennedy, LLP (included as part of its opinion filed as Exhibit 5.12)

23.13	Consent of McAfee & Taft A Professional Corporation (included as part of its opinion filed as Exhibit 5.13)

23.14	Consent of Parker Poe Adams & Bernstein LLP (included as part of its opinion filed as Exhibit 5.14)

23.15	Consent of Liechty, McGinnis, Berryman & Bowen, LLP (included as part of its opinion filed as Exhibit 5.15)

23.16	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included as part of its opinion filed as Exhibit 5.16)

23.17	Consent of Witherspoon Kelley, P.S. (included as part of its opinion filed as Exhibit 5.17)

23.18	Consent of Steptoe & Johnson PLLC (included as part of its opinion filed as Exhibit 5.18)

99.1	Press Release of Community Health Systems, Inc., dated May 12, 2017, relating to the completion of the Additional Notes offering

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	Community Health Systems, Inc.
(Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director (principal financial officer)

Exhibit Index

Exhibit No.	Description

4.1	Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated as of March 16, 2017, by and between CHS/Community Health Systems, Inc. and Regions Bank, as Trustee. *

4.2	First Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated March 16, 2017, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Guarantors party thereto, Regions Bank, as Trustee and Credit Suisse AG, as collateral agent. *

4.3	Second Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 6.250% Senior Secured Notes due 2023, dated May 12, 2017, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Guarantors party thereto, Regions Bank, as Trustee and Credit Suisse AG, as collateral agent.

5.1	Opinion of Hodgson Russ LLP

5.2	Opinion of Bradley Arant Boult Cummings LLP

5.3	Opinion of Kutak Rock LLP

5.4	Opinion of Snell & Wilmer L.L.P.

5.5	Opinion of Bass, Berry & Sims PLC

5.6	Opinion of Buchanan Ingersoll & Rooney PC | Fowler White Boggs

5.7	Opinion of King & Spalding LLP

5.8	Opinion of Bingham Greenebaum Doll LLP

5.9	Opinion of Husch Blackwell LLP

5.10	Opinion of Ballard Spahr LLP

5.11	Opinion of Montgomery & Andrews, P.A

5.12	Opinion of Bailey Kennedy, LLP

5.13	Opinion of McAfee & Taft A Professional Corporation

5.14	Opinion of Parker Poe Adams & Bernstein LLP

5.15	Opinion of Liechty & McGinnis, LLP

5.16	Opinion of Hancock, Daniel, Johnson & Nagle, P.C.

5.17	Opinion of Witherspoon Kelley, P.S.

5.18	Opinion of Steptoe & Johnson PLLC

23.1	Consent of Hodgson Russ LLP (included as part of its opinion filed as Exhibit 5.1)

23.2	Consent of Bradley Arant Boult Cummings LLP (included as part of its opinion filed as Exhibit 5.2)

23.3	Consent of Kutak Rock LLP (included as part of its opinion filed as Exhibit 5.3)

23.4	Consent of Snell & Wilmer L.L.P. (included as part of its opinion filed as Exhibit 5.4)

23.5	Consent of Bass, Berry & Sims PLC (included as part of its opinion filed as Exhibit 5.5)

23.6	Consent of Buchanan Ingersoll & Rooney PC (included as part of its opinion filed as Exhibit 5.6)

23.7	Consent of King & Spalding LLP (included as part of its opinion filed as Exhibit 5.7)

23.8	Consent of Bingham Greenebaum Doll LLP (included as part of its opinion filed as Exhibit 5.8)

23.9	Consent of Husch Blackwell LLP (included as part of its opinion filed as Exhibit 5.9)

23.10	Consent of Ballard Spahr LLP (included as part of its opinion filed as Exhibit 5.10)

23.11	Consent of Montgomery & Andrews, P.A. (included as part of its opinion filed as Exhibit 5.11)

23.12	Consent of Bailey Kennedy, LLP (included as part of its opinion filed as Exhibit 5.12)

23.13	Consent of McAfee & Taft A Professional Corporation (included as part of its opinion filed as Exhibit 5.13)

23.14	Consent of Parker Poe Adams & Bernstein LLP (included as part of its opinion filed as Exhibit 5.14)

23.15	Consent of Liechty, McGinnis, Berryman & Bowen, LLP (included as part of its opinion filed as Exhibit 5.15)

23.16	Consent of Hancock, Daniel, Johnson & Nagle, P.C. (included as part of its opinion filed as Exhibit 5.16)

23.17	Consent of Witherspoon Kelley, P.S. (included as part of its opinion filed as Exhibit 5.17)

23.18	Consent of Steptoe & Johnson PLLC (included as part of its opinion filed as Exhibit 5.18)

99.1	Press Release of Community Health Systems, Inc., dated May 12, 2017, relating to the completion of the Additional Notes offering.

*	Previously filed.